                                  EXHIBIT 10.26

                               SECOND AMENDMENT TO
                    SUPPLY AND DISTRIBUTION RIGHTS AGREEMENT

Amendment No. 2 Dated as of September 30, 1998, between Ethicon, Inc, ("Ethicon"), a New Jersey corporation and Closure Medical Corporation (formerly known as Tri Point Medical Corporation) ("Closure"), a Delaware corporation, to that certain Supply and Distribution Rights Agreement dated as of March 20, 1996 between the parties.

                              Preliminary Statement
                              ---------------------

         Ethicon and Closure are parties to that certain Supply and Distribution Rights Agreement dated as of March 20, 1996 (the "Supply Agreement") as amended as of September 15, 1998. The parties desire to amend certain pricing terms and otherwise to continue the Supply Agreement in effect in accordance with its terms.

NOW, THEREFORE, the parties hereto agree as follows:

         Section I Adjustments to Minimum Price. Paragraph B.3. of Article IV of
                   ----------------------------
the Supply Agreement is hereby amended by deleting such current paragraph and inserting the following in lieu thereof:

         Notwithstanding the minimum purchase price of $** set out in Paragraph
B.1. above (the "Minimum Purchase Price"), in the event that **.

Section 2 Effect on Supply Agreement. Except as expressly amended by this
          --------------------------
Amendment No. 2, the Supply Agreement shall continue in full force and effect in accordance with its terms and this Amendment No. 2 shall be subject to such terms.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed and delivered this Amendment No. 2 as of the date first above written.

ETHICON, INC.                          CLOSURE MEDICAL CORPORATION
By: /s/ FRANK RYAN                     By: /s/ ROBERT V. TONI
   -------------------------------         -------------------------------------
Name:  Frank Ryan                      Name: Robert V. Toni
Title: Company Group Chairman          Title: President and CEO